UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  January 12,2006
                                                  ---------------

                        CHINA DIGITAL COMMUNICATION GROUP
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     NEVADA
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)
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        000-49715                                        91-2132336
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(COMMISSION FILE NUMBER)                      (IRS EMPLOYER IDENTIFICATION NO.)

                         A-3. Xinglian Industrial Zone.
                   He Hua Ling Pingxin Road. Xin Nan. Ping Hua
                         Town. Longgang. Shenzhen China 51811
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)



                                86-755-2698-3767
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

         As described in Items 4.01(a) and (b) below, China Digital Communication Group ("China Digital") has dismissed Lichter, Yu & Associates ("Lichter") as China Digital's independent registered public accounting firm, effective as of January 12, 2006, and has engaged Kabani & Company, Inc. ("Kabani") as its new independent registered public accounting firm for the year ending December 31, 2005, and to perform procedures related to the financial statements included in the Company's quarterly reports on Form 10-Q, beginning with the quarter ending March 31, 2006. As described in the third paragraph of
Item 4.01(a) below, the change in independent registered public accounting firm is not the result of any disagreement with Lichter.

(a) Previous independent registered public accounting firm

         (i) On January 12, 2006, China Digital dismissed as its independent registered public accounting firm. The Audit Committee of the Board of Directors participated in and approved the decision to change China Digital's independent registered public accounting firm. China Digital's financial statements for the year ended December 31, 2003 were prepared by Moores Rowland Mazars ("MRM").

         (ii) The report of Lichter on the financial statements for the year ended December 31, 2004, as restated, and the report of MRM on the financial statements for the year ended December 31, 2003, did not contain an adverse opinion nor disclaimer of opinion, and, they were not qualified nor modified as to uncertainty, audit scope or accounting principle, except that the report of MRM on the financial statements of China Digital for the year ended December 31, 2003 contained an explanatory paragraph indicating that substantial doubt exists about China Digital's ability to continue as a going concern.

         (iii) During the two most recent fiscal years and through January 12, 2006, there have been no disagreements with Lichter or MRM, as the case may be, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Lichter or MRM, as the case may be, would have caused them to make reference thereto in their reports on the financial statements for such years.

         (iv) During the two most recent fiscal years and through January 12, 2006, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-B).

         (v) China Digital has requested that Lichter furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated January 18, 2006, is filed as Exhibit 16.1 to this Form 8-K.

(b) New independent registered public accounting firm

         (i) Effective January 12, 2006, the audit committee of the Board of Directors engaged Kabani as China Digital's new independent registered public accounting firm. During the two most recent fiscal years and through January 12, 2006, China Digital has not consulted with Kabani regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on China Digital's financial statements; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-B.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired.

         Not applicable.

(b) Pro Forma Financial Information.

         Not applicable.

(c) Exhibits.

         The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-B:

         16.1     Letter from Lichter, Yu & Associates

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 18, 2006                   CHINA DIGITAL COMMUNICATION GROUP

                                          By: /s/ Yi Bo Sun
                                              --------------------------------
                                          Name: Yi Bo Sun
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                                          Title: Chief Executive Officer
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